Exhibit 99.2

Powered by Technology. Built by Doctors. For Patients. Apollo Medical Holdings (NASDAQ: AMEH) Third Quarter 2023 Earnings Call Supplement November 7, 2023

Forward - Looking Statements This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward - looking statements include any statements about t he Company's business, financial condition, operating results, plans, objectives, expectations and intentions, expansion plans, int egration of acquired companies and any projections of earnings, revenue, EBITDA, Adjusted EBITDA or other financial items, such as the Company's projected capitation and future liquidity, and may be identified by the use of forward - looking terms such as “anticipa te,” “could,” “can,” “may,” “might,” “potential,” “predict,” “should,” “estimate,” “expect,” “project,” “believe,” “plan,” “envisi on, ” “intend,” “continue,” “target,” “seek,” “will,” “would,” and the negative of such terms, other variations on such terms or other simila r o r comparable words, phrases or terminology. Forward - looking statements reflect current views with respect to future events and financial performance and therefore cannot be guaranteed. Such statements are based on the current expectations and certain assumptions of the Company’s management, and some or all of such expectations and assumptions may not materialize or may vary significantly from actual results. Actual results may also vary materially from forward - looking statements due to risks, uncerta inties and other factors, known and unknown, including the risk factors described from time to time in the Company’s reports to the U.S. Securities and Exchange Commission (the “SEC”), including without limitation the risk factors discussed in the Company's Annu al Report on Form 10 - K for the year ended December 31, 2022, and subsequent Quarterly Reports on Form 10 - Q. Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or imp lie d in any forward - looking statements, you should not place undue reliance on any such forward - looking statements. Any forward - looking statements speak only as of the date of this presentation and, unless legally required, the Company does not undertake any ob lig ation to update any forward - looking statement, as a result of new information, future events or otherwise. 2

ApolloMed At-A-Glance

ApolloMed is a technology powered, risk-bearing healthcare platform and healthcare provider supporting physicians and patients in delivering value-based care.

The three pillars of our business are:

Care Partners:
Network of employed and partnered providers, organized into multi-payer risk-bearing entities

Care Delivery:
Owned and operated facilities delivering primary care, specialty care, and ancillary services

Care Enablement:
Technology platform to support independent and partnered physicians and medical groups in delivering patient care

0.9M Total value-based lives	**25%** Revenue growth CAGR from 2019-2023E
$1.3B TTM revenue	**$141M** TTM Adj. EBITDA
20+ Payer partners	**30+** Markets
↓ 54% Lower inpatient bed days / k [(1)]	**↓ 61%** Lower vs. benchmark for ER visits / k [(1)]

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Note:
1. ApolloMed Medicare Advantage and ACO clinical outcomes as of 06/30/2023 vs. CMS benchmark; CMS. Office of Enterprise Data and Analytics

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ApolloMed can flexibly support patients and providers across segment offerings depending on their needs 4 Qtr ended 09/30/2023 $ in millions Total revenues, $M Income (loss) from operations, $M % Margin Total members in VBC 1 , K Primary Revenue Model Degree of Risk Care Partners High - performing network of aligned provider partners $326M $40M 12% ~600K Partial & full - risk Care Delivery High - quality system of employed partner providers $29M ( $1M) (3.5%) ~ 7 00K Partial & full - risk PMPM payments Partial & full - risk Care Enablement End - to - end integrated clinical, operational, financial, and administrative platform $37M $6M 16% ~900K Partial & full - risk PMPM payments FFS N/A Percentage of premium opp. 80 - 90% 80 - 90% 10 - 15% LT profitability target 10 - 20% 10 - 20% 20 - 30% Percent of collections/revenue (1) Members in value - based care arrangements for Care Partners or Care Enablement; unique visits over LTM for Care Delivery

Our comprehensive and flexible platform allows us to deliver care via our owned and partnered entities



ApolloMed Ecosystem
Clients
Care Partners
aetna
Cigna
CENTENE
Elevance Health
Humana
Medicare
Medicaid
United Healthcare
Partnered Physician Groups
ACO Network
Independent Physician Associations and Networks
Primary Care Providers
Care Delivery
Specialists
Ancillary
Care Enablement
Technology Suite
Ops Automation
Point of Care Tool
VBE Suite & Data Lake
Analytics & Reporting
Clinical and Coordinated Care Support
Quality
Remote Patient Monitoring
Clinical Programs
UM¹ & Care Management
Payer and Administrative Support
Provider Relations
Revenue Cycle
Contracting & Credentialing
Authorization

Care Partners

- 20+ payer partners
- ~15 years avg partnership
- 10,000+ contracted providers across all specialties
- Payer agnostic, serving **all patients** (Medicare FFS, MA, Medicaid, Commercial, and Exchange)

Care Delivery

- Patients receive care through our high-quality employed providers
- Providers include primary care and specialty clinics, ASCs, SNFs, UCs, labs, and diagnostics centers

Care Enablement

- Platform supports capitation, shared savings, FFS and other flexible VBC arrangements
- Leveraged across Care Partners, Care Delivery and 3rd party providers

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Historical Financial Profile 6 2021 Adjusted EBITDA benefitted from tailwinds of lower utilization during the COVID - 19 pandemic; Return to pre - pandemic utilization in 2022 and 2023 $561 $687 $774 $1,144 $1,340 - $1,390 Historical Revenue Growth ($ in millions) 2019 2020 2021 2022 2023E 25% CAGR from 2019 - 2023E $54.2 $102.8 $133.5 $140.0 ($ in millions) Historical Adjusted EBITDA (1) 27% CAGR from 2019 - 2023E 2019 2020 2021 2022 2023E $135.0 - $150.0 (1) See “Use of Non - GAAP Financial Measures” slide for more information

Revenue Breakdown 7 Note: For the nine months ended September 30, 2023 Revenue by Line of Business Business Mix By Payer Type 87% 5% 3% 4% 1% Capitation, net Risk Pool Settlements & Incentives Management Fee Income Fee-for-service, net Other Income 63% 20% 12% 5% Medicare Medicaid Commerical Other Third Parties

Grow Within Existing Markets • Continue to build a strong core in the Southern California market with an emphasis on access to care and delivering culturally - aligned care to our communities ApolloMed’s multi - pronged growth strategy 8 Expand Into New Markets • Transform healthcare for local communities across the country by partnering with new provider groups, building care delivery capabilities, and extending payer relationships nationally Deepen Integration Across ApolloMed’s Segments • Increase growth of existing Care Enablement providers as they integrate more deeply into ApolloMed ’s ecosystem as Care Partners Advance Contracts Across Risk Spectrum • Migrate member lives under partial risk contracts into full risk and total cost of care arrangements Identify Opportunities For M&A • Continue to execute on M&A strategy across all segments and lines of business

Community Family Care Acquisition

Our M&A playbook enables us to effectively scale and enter into new markets

Community Family Care ("CFC") Overview


California City
Bars
Lancaster
Palmdale
Victorville
Santa Clarita
Simi Valley
Oxnard
Thousand Oaks
Los Angeles
Pomona
Riverside
Corona
Anaheim
Long Beach
Murrieta

Breadth of CFC Provider Network and Membership Concentration

- CFC is a scaled Medicaid focused provider group with over 200k patients across Medicare, Medicaid and Commercial payers in LA County
- CFC already bears full-risk on Medicaid members via RKK health plan license

Strategic Rationale

- CFC's unique network of providers focused on Medicaid strengthens ApolloMed's ability to reach underserved populations
- ApolloMed deepens relationship with CFC providers as they join capitated, full-risk Care Partners segment
- CFC's 18% revenue CAGR and 35% EBITDA CAGR since ApolloMed began managing in 2020, showing success in CE[1] positioning for even more success in CP[2]
- Highly attractive synergy opportunities:
  - Transition CFC Medicare members to full risk
  - Transition ApolloMed CA Medicaid members to full risk

Transaction Highlights

Financial Highlights

- 2023E Revenue: $190M
- 2023E EBITDA: $25M
- FV / 2023E EBITDA: 8.1x

Total Consideration

- $202M total consideration
  - $152M cash, $20M equity, $30M performance-based milestone payments

Expected Closing

- Two-part close to occur, anticipated in Q1 2024

(1) Care Enablement
(2) Care Partners

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Q3 2023 Update

Q3 2023 performance highlights; Updated 2023E Guidance 12 Total Revenue $1,144.2 $1,340.0 - $1,390.0 Net Income 1 $45.7 $59.5 - $71.5 EBITDA 1,2 $110.1 $114.5 - $129.5 Adjusted EBITDA 2 $140.0 $135.0 - $150.0 EPS - Diluted $0.99 $1.10 - $1.20 Q3 2023 financial results ($ in millions, except for per share information) Actual YE 2022 Results 2023 Guidance Range Revenue $348.2M Net income attr. to AMEH $22.1M EPS – diluted $0.47 Adj. EBITDA* $52.0M (1)Net income and EBITDA forecast includes the impact of APC excluded assets, which assume no change in value. (2)See “Reconciliation of Net Income to EBITDA and Adjusted EBITDA,” “Guidance Reconciliation of Net Income to EBITDA and Adj ust ed EBITDA” and “Use of Non - GAAP Financial Measures” slides for more information. There can be no assurance that actual amounts will not be materially higher or lower than these exp ectations. See “Forward - Looking Statements” on slide 2.

Q3 2023 operational highlights 13 • Acquisition of Community Family Care and integration into Care Partner segment by end of 2023 while continuing to leverage our Care Enablement platform • Advantage Health Network acquisition into Care Partners while continuing to be on our Care Enablement platform • Acquisition of Ardmore Medical Clinic into our Care Delivery segment • Associated Hispanic Partners will be onboarded onto Care Enablement platform by Q1 2024 • Wider Circle – Enhanced Care Management joint venture provides comprehensive patient - centered care for Medicaid members with complex needs Care Enablement Care Delivery Care Partners

Key takeaways

Clear levers and a repeatable growth playbook to drive further nationwide expansion	*25% 4-year revenue CAGR with clear visibility into continued 25%+ growth[1]*
Proven track record of consistent profitability	*27% 4-year EBITDA CAGR with 15% EBITDA margins at scale*
Flexible, capital efficient model with predictable unit economics	*10%-17% adj. EBITDA margins over the last 4 years[2]*
Tech-powered, integrated care delivery model results in industry-leading clinical outcomes	*Bed days 54% below benchmark; ER visits 61% below benchmark[3]*
Strongly positioned to create a future where all can get access to high quality healthcare	*0.9M members in VBC arrangements across Medicare, Medicaid, and Commercial[4]*

(1) Growth figures are based on historical revenue and estimates through FY 2023
(2) See the "TTM and Year-end Reconciliation of Net Income to EBITDA and Adjusted EBITDA" slide for additional information.
(3) Across all consolidated ApolloMed IPAs for Medicare Advantage as of 6/30/2023, benchmarks derived from CMS data
(4) As of 9/30/2023

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Summary of Selected Financial Results 15 Three Months Ended September 30, Nine Months Ended September 30, $ in 000s except per share data 2023 2022 (restated) 2023 2022 (restated) Revenue Capitation, net $ 305,678 $ 227,571 $ 906,430 $ 677,253 Risk pool settlements and incentives 15,022 64,849 48,605 101,717 Management fee income 9,898 10,030 32,287 30,487 Fee - for - service, net 15,892 12,859 41,216 35,694 Other income 1,683 1,692 5,087 4,804 Total revenue 348,173 317,001 1,033,625 849,955 Total expenses 309,090 266,910 945,142 758,270 Income from operations 39,083 50,091 88,483 91,685 Net income 27,973 23,897 57,943 46,624 Net income (loss) attributable to noncontrolling interests 5,914 712 9,582 (2,275) Net income attributable to ApolloMed $ 22,059 $ 23,185 $ 48,361 $ 48,899 Earnings per share – diluted $ 0.47 $ 0.50 $ 1.03 $ 1.06 EBITDA $ 42,818 $ 48,216 $ 102,823 $ 94,299 Adjusted EBITDA $ 51,974 $ 57,136 $ 117,573 $ 116,374

Segment Results 16 $ in 000s Care Partners Care Delivery Care Enablement Other Intersegment Elimination Corporate Costs Consolidated Total Total revenues $ 326,499 29,261 36,910 294 (44,791) - 348,173 % change vs prior year quarter 11% 18% 22% 10% Cost of services 279,769 25,647 13,658 76 (43,775) - 275,375 General and administrative expenses (1) 6,390 4,649 16,804 875 (2,086) 7,083 33,715 Total expenses 286,159 30,296 30,462 951 (45,861) 7,083 309,090 Income (loss) from operations $ 40,340 (1,035) 6,448 (657) 1,070 (2) (7,083) 39,083 % change vs prior year quarter (13%) (133%) 27% (22%) For the three months ended September 30, 2023 (1) Balance includes general and administrative expenses and depreciation and amortization . (2) Income from operations for the intersegment elimination represents rental income from segments renting from other segments. R ent al income is presented within other income, which is not presented in the table.

Balance Sheet Highlights 17 $ in millions 9/30/2023 12/31/2022 $ Change Cash and cash equivalents and investments in marketable securities* $277.0 $293.6 ($16.6) Working capital $273.3 $279.5 ($6.2) Total stockholders’ equity $593.7 $542.6 $51.1 *Excluding restricted cash

Reconciliation of Net Income to EBITDA and Adjusted EBITDA 18 (1) Other, net for the three and nine months ended September 30, 2023 relates to transaction costs incurred for our investments and tax restructuring fees and non - cash changes related to change in the fair value of our financing obligation to purchase the remaining equity interests, changes i n t he fair value of our contingent liabilities, and changes in the fair value of the Company's Collar Agreement. Other, net for the three and six months ended June 30, 2023, rel ate s to non - cash changes in the fair value of the Company’s financing obligations to purchase the remaining equity interest, changes in the fair value of its contingent li abi lities, and changes in the fair value of the Company’s Collar Agreement. (2) Other, net for the three and nine months ended September 30, 2022 relates to transaction costs incurred, net of the write - off re lated to APCMG contingent consideration to reflect the fair value as of September 30, 2022. (3) Certain APC minority interests where APC owns the asset but not the right to the dividends is reclassified from APC excluded ass et costs to income from equity method investments

Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA 19 Note: See “Use of Non - GAAP Financial Measures” slide for more information.

Updated 2023 Guidance www.apollomed.net 20 2023 Guidance (Original) 2023 Guidance (Updated) ($'s in K, except EPS) Low High Low High Total Revenue 1,300,000 1,500,000 1,340,000 1,390,000 Net Income 49,500 71,500 59,500 71,500 EBITDA 89,500 129,500 114,500 129,500 Adj. EBITDA 120,000 160,000 135,000 150,000 EPS - Diluted $0.95 $1.20 $1.10 $1.20 Note: See “Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA” and “Use of Non - GAAP Financial Measures” for add itional information. There can be no assurance that actual amounts will not be materially higher or lower than these expectations. See “Forward - Looking Statements” for additional i nformation.

21 Summary of Selected Financial Results – Breaking Out Excluded Assets $ in millions Nine Months Ended September 30, 2023 Nine Months Ended September 30, 2022 ApolloMed Consolidated Excluded Assets ApolloMed Assets ApolloMed Consolidated Excluded Assets ApolloMed Assets Revenue $ $ Capitation, net 906.4 - 906.4 677.3 - 677.3 Risk pool settlements and incentives 48.6 - 48.6 101.7 - 101.7 Management fee income 32.3 - 32.3 30.5 - 30.5 Fee - for - services, net 41.2 - 41.2 35.7 - 35.7 Other income 5.1 - 5.1 4.8 - 4.8 Total revenue 1033.6 - 1033.6 850.0 - 850.0 Total operating expenses 945.1 3.3 941.8 758.3 2.9 755.4 Income (losses) per operations 88.5 (3.3) 91.8 91.7 (2.9) 94.6 Total Other income (expense) 0.4 (1.7) 2.1 (15.5) (13.1) (2.4) Net income (loss) $ 57.9 (5) 62.9 $ 46.6 (16.0) 62.6

Summary Balance Sheet – Breaking Out Excluded Assets

$ in millions		September 30, 2023				December 31, 2022		
		ApolloMed Consolidated	Excluded Assets	ApolloMed Assets		ApolloMed Consolidated	Excluded Assets[1]	ApolloMed Assets
Current assets								
Cash and cash equivalents	$	273.9	11.6	262.3	$	288.0	30.2	257.8
Investments in marketable securities		3.0	0.5	2.5		5.6	4.5	1.1
Receivables, net		95.9	0	95.9		49.6	-	49.6
Receivables - related parties and loan receivable - related party		86.9	0	86.9		67.2	-	67.2
Other receivables, prepaid expenses and other current assets		16.5	1.5	15		17.6	0.8	16.8
Income taxes receivable		-	-	-		-	(1.1)	1.1
Total current assets		476.2	13.6	462.6		428.0	34.4	393.6
Non-current assets								
Land, property, and equipment, net		128.6	120.4	8.2		108.5	101.3	7.2
Goodwill and intangibles		349.7	-	349.7		346.0	-	346.0
Loan receivable and loan receivable - related parties, net of current portion		25.0	-	25.0		-	-	-
Income taxes receivable, non-current		15.9	-	15.9		15.9	-	15.9
Investments in other entities and privately held entities		47.3	20.6	26.7		41.2	27.6	13.6
Other assets and right-of-use assets		30.4	5.2	25.2		26.5	3.2	23.3
Total non-current assets		596.9	146.2	450.7		538.1	132.1	406.0
Total assets	**$**	**1073.1**	**159.8**	**913.3**	**$**	**966.1**	**166.5**	**799.6**

(1) Includes AP Excluded Assets and certain other assets such as APC's minority interests in LSMA and PMIOC where APC owns the asset but not the right to the dividends associated with those assets.

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Summary Balance Sheet – Breaking Out Excluded Assets (continued)

$ in millions		September 30, 2023				December 31, 2022		
		ApolloMed Consolidated	Excluded Assets	ApolloMed Assets		ApolloMed Consolidated	Excluded Assets[1]	ApolloMed Assets
Current liabilities								
Fiduciary payable, accounts payable and accrued liabilities	$	59.4	2.3	57.1	$	57.7	2.8	54.9
Medical liabilities		97.5	-	97.5		81.3	-	81.3
Income taxes payable		30.1	1.1	29		4.3	-	4.3
Dividend payable		0.6	-	0.6		0.7	-	0.7
Finance and operating lease liabilities		4.2	0.1	4.1		4.2	-	4.2
Current portion of long-term debt		3.0	1.0	2.0		0.6	-	-
Other liabilities		-	-	-		-	-	-
Total current liabilities		194.8	4.5	190.3		148.8	3.4	145.4
Non-current liabilities								
Deferred tax liability	$	12.1	0.9	11.2		14.2	0.9	13.3
Finance and operating lease liabilities, net of current portion		22.2	0.9	21.3		21.2	-	21.2
Long-term debt, net of current portion and deferred financing costs		206.2	28.8	177.4		20.3	-	20.3
Other long-term liabilities		14.1	-	14.1		203.4	26.6	176.8
Total non-current liabilities		254.6	30.6	224.0		259.1	27.5	231.6
Total liabilities		**449.4**	**35.1**	**414.3**		**407.9**	**30.9**	**377.0**
Total mezzanine equity and stockholder's equity	$	**623.7**	**124.7**	**499.0**	$	**558.2**	**135.6**	**422.6**

(1) Includes AP Excluded Assets and certain other assets such as APC's minority interests in LSMA and PMIOC where APC owns the asset but not the right to the dividends associated with those assets.

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Summary Cash Flow Statement – Breaking Out Excluded Assets

$ in millions		September 30, 2023				September 30, 2022		
		ApolloMed Consolidated	Excluded Assets	ApolloMed Assets		ApolloMed Consolidated	Excluded Assets	ApolloMed Assets
Cash flows from operating activities								
Net income	$	57.9	(5.0)	63	$	46.6	(16.0)	62.6
Adjustments to reconcile net income to net cash provided by operating activities:								
Depreciation and amortization	$	12.8	1.3	11.5	$	13.5	0.9	12.6
Amortization of debt issuance cost		0.7	-	0.7		0.7	-	0.7
Share-based compensation		13.4	-	13.4		10.5	-	10.5
Unrealized loss on investments		6.9	4.0	2.9		21.9	-	5.2
Gain on sales of equity securities		-	-	-		(2.3)	-	(2.3)
Loss (income) from equity method investments, net		(3.1)	0.1	(3.2)		(4.4)	-	(4.4)
Unrealized gain in interest rate swaps		(1.0)	(1.0)	-		(4.3)	(4.3)	-
Deferred tax		(3.9)	-	(3.9)		(3.1)	-	(3.1)
Other						0.9	0.9	-
Changes in operating assets and liabilities, net of acquisition amounts:								
Receivables, net, receivable, net - related parties, other receivable, prepaid expenses and other current assets, right of use assets, other assets, fiduciary accounts payable, medical liabilities, operating lease liabilities, other long-term liabilities		(58.8)	(0.8)	(58.2)		(73.3)	0.6	(73.9)
Accounts payable and accrued liabilities		(1.1)	(1.8)	0.6		0.8	0.4	0.4
Income taxes payable		25.2	-	25.2		(10.4)	-	(10.4)
Net cash provided by operating activities	$	49.0	(3.2)	52	$	(2.9)	(0.8)	(2.1)

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Summary Cash Flow Statement – Breaking Out Excluded Assets (continued)

$ in millions	September 30,2023			September 30,2022		
	ApolloMed Consolidated	Excluded Assets	ApolloMed Assets	ApolloMed Consolidated	Excluded Assets	ApolloMed Assets
Cash flows from investing activities						
Payments for business and asset acquisitions, net of cash acquired	$ (4.7)	-	(4.7)	$ (5.6)	(4.8)	(0.8)
Proceeds from repayment of loans receivable - related parties	2.2	-	2.2	4.1	4	0.1
Purchase of marketable securities	(2.1)	-	(2.1)	(1.8)	-	(1.8)
Purchase of investments - privately held	(2.0)	-	(2.0)	-	-	-
Purchase of investments - equity method	(0.3)	-	(0.3)	-	-	-
Purchases of property and equipment	(21.5)	(19.1)	(2.4)	(22.1)	(20.7)	(1.4)
Proceeds of marketable securities	-	-	-	-	(0.1)	0.1
Purchase of loan reaceivable	(25)	-	(25)	-	-	-
Proceeds from sale of marketable securities	-	-	-	6.4	-	6.4
Distribution from investments - equity method	-	-	-	0.4	0.4	-
Contribution to investment - equity method	(0.7)	(0.7)	-	(1.8)	(1.8)	-
Net cash provided by (used in) investing activities	(54.1)	(19.8)	(34.3)	(20.4)	(23.0)	2.6
Cash flows from financing activities						
Dividends paid	$ (2.3)	-	(2.3)	$ (12.7)	(10.0)	(2.7)
Repayments on long-term debt	(0.5)	(0.5)	-	(3.7)	(3.7)	-
Payment of finance lease obligations	(0.5)	-	(0.5)	(0.4)	-	(0.4)
Proceeds from exercise of stock options and warrants	1.3	-	1.3	2.8	-	2.8
Repurchase of treasury shares	-	-	-	(9.6)	-	(9.6)
Purchase of Non-Controlling Interest	(9.7)	-	(9.7)	(4.3)	(4.1)	(0.2)
Proceeds from sale of non-controlling interest	(0.1)	-	(0.1)	0.1	-	0.1
Borrowings on loan	3.1	2.9	0.2	2.0	2.0	-
Amounts due from affiliate	-	0.7	-	-	(15.5)	15.5
Net cash provided by (used in) financing activities	(8.7)	3.1	(11.1)	(25.8)	(31.3)	5.5
Net change in cash and cash equivalents	(13.7)	(19.7)	6.0	(49.1)	(55.1)	6.0
Cash and cash equivalents at beginning of year	$ 288	30.2	257.9	$ 233.1	62.5	170.6
Cash and cash equivalents at end of year	$ 274.3	10.5	263.9	$ 184.0	7.4	176.6

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Use of Non-GAAP Financial Measures

This presentation contains the non-GAAP financial measures EBITDA and Adjusted EBITDA, of which the most directly comparable financial measure presented in accordance with U.S. generally accepted accounting principles ("GAAP") is net income. These measures are not in accordance with, or alternatives to GAAP, and may be different from other non-GAAP financial measures used by other companies. The Company uses Adjusted EBITDA as a supplemental performance measure of our operations, for financial and operational decision-making, and as a supplemental means of evaluating period-to-period comparisons on a consistent basis. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation, and amortization, excluding income or loss from equity method investments, non-recurring transactions, stock-based compensation, and APC excluded assets costs. Beginning in the third quarter ended September 30, 2022, the Company has revised the calculation for Adjusted EBITDA to exclude provider bonus payments and losses from recently acquired IPAs, which it believes to be more reflective of its business.

The Company believes the presentation of these non-GAAP financial measures provides investors with relevant and useful information, as it allows investors to evaluate the operating performance of the business activities without having to account for differences recognized because of non-core or non-recurring financial information. When GAAP financial measures are viewed in conjunction with non-GAAP financial measures, investors are provided with a more meaningful understanding of the Company's ongoing operating performance. In addition, these non-GAAP financial measures are among those indicators the Company uses as a basis for evaluating operational performance, allocating resources, and planning and forecasting future periods. Non-GAAP financial measures are not intended to be considered in isolation, or as a substitute for, GAAP financial measures. Other companies may calculate both EBITDA and Adjusted EBITDA differently, limiting the usefulness of these measures for comparative purposes. To the extent this release contains historical or future non-GAAP financial measures, the Company has provided corresponding GAAP financial measures for comparative purposes. The reconciliation between certain GAAP and non-GAAP measures is provided above.

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For inquiries, please contact: ApolloMed Investor Relations Asher Dewhurst (626) 943 - 6491 investors@apollomed.net